Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Mediscience Technology Corporation (the "Company"), certifies that:

1. The Annual Report on Form 10-KSB of the Company for the year ended February 28, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /S/       Peter Katevatis

   June 14, 2006                                     Peter Katevatis
                                                     Chief Executive Officer


                                         /S/       Frank Benick CPA CFO

   June 14, 2006                                     Frank Benick
                                                    Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.